UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549

                                    FORM  8-K

                                 CURRENT  REPORT

                     Pursuant to Section 13 OR 15(d) of the
                         Securities Exchange Act of 1934


        Date of report (Date of earliest event reported):   March 29, 2002
                                                            --------------


                          INTERNATIONAL WIRELESS, INC.
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             (Exact name of Registrant as Specified in Its Charter)


            Maryland                     000-27045               36-4286069
 ----------------------------    ------------------------   -------------------
 (State or Other Jurisdiction    (Commission File Number)      (IRS Employer
      of  Incorporation)                                    Identification No.)


                              120 Presidential Way
                                Woburn, MA 01801
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                    (Address of Principal Executive Offices)


       Registrant's telephone number, including area code:  (781) 939-7252
                                                          ------------------


           -----------------------------------------------------------
          (Former name or former address, if changes since last report)



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ITEM  5.  OTHER  EVENTS.

          On March 29, 2002, the Registrant entered into an Agreement with Graham F. Paxton as its new President and CEO effective May 1, 2002. Mr. Paxton will be directly responsible for the overall strategic management of the Registrant. Prior to joining the registrant, Mr. Paxton as of December 1, 2000 was the President and CEO of Siemens Information and Communication Mobile LLC, the mobile group of Siemens AG based in Munich, Germany, a leading global electrical engineering and electronics company, with sales of $75 billion worldwide. Prior to that, he was the executive vice president and a member of the executive board of the Siemens Business Services division (SBS), with responsibility for Europe, Africa and the Asia Pacific. He was instrumental in shaping SBS from its inception in 1995 into a $7 billion information technology company with 36,000 employees worldwide. At SBS, he successfully restructured numerous country operations, and had a direct responsibility for large outsourcing contracts, which represented approximately $2 billion of revenues.

          Prior to Siemens Business Services, Mr. Paxton was an independent consultant for Computer Sciences Corporation (London), Woolworth (part of the Kingfisher Group), Philips Business Systems, Amdahl and Tesco. He began his career in 1970 at Unilever Computer Services LTS (London) as a computer services manager, and fulfilled similar duties of increasing responsibility at British Homes Stores and J. Sainsbury PLC until 1987.

          Mr. Paxton holds a Masters degree in Engineering. He has also completed management courses at the Stanford University Graduate School of Business, MIT's Sloan School of Management, INSEAD (Paris, France) and Astridge Management College (United Kingdom).

          Mr. Paxton as President and Chief Executive Officer of the Registrant, will join the Board of Directors of the Registrant which include Stanley A. Young, the Chairman of the Board; Dr. Ira W. Weiss, Ph.D.; and Michael Dewar, the Chief Operating Officer.


ITEM  6.  RESIGNATIONS  OF  REGISTRANT'S  DIRECTORS.

          Not  Applicable.


ITEM  7.  FINANCIAL  STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND  EXHIBITS.

          10.1 Employment Agreement, by and between Graham Paxton and international Wireless, Inc., dated: March 29, 2002.

          99.1  Press release of International Wireless, Inc. dated
                April 2, 2002.

                                 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  April 5, 2002                               International Wireless, Inc.
       ---------------                              ----------------------------
                                                    (Registrant)

                                                    /s/  Stanley  A.  Young
                                                    ----------------------------
                                                    Stanley A. Young, CEO


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